Exhibit 99.2

LETTER OF TRANSMITTAL
Berry Plastics Corporation

Offer to Exchange

$800,000,000 9.75% Second Priority Senior Secured Notes due 2021 registered under the Securities Act of 1933

 For

A Like Principal Amount of 9.75% Second Priority Senior Secured Notes due 2021

Pursuant to the Prospectus dated [            ], 2011

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON
[               ], 2011, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE
EXTENDED, THE EXPIRATION DATE).  TENDERS MAY BE WITHDRAWN
PRIOR TO
5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

By Registered and Certified Mail: U. S. Bank National Association West Side Flats Operations Center Attn: Lori Buckles 60 Livingston Avenue Mail Station – EP-MN-WS2N St. Paul, MN 55107-2292	By Overnight Courier or Regular Mail: U. S. Bank National Association West Side Flats Operations Center Attn: Lori Buckles 60 Livingston Avenue Mail Station – EP-MN-WS2N St. Paul, MN 55107-2292	By Hand Delivery: U. S. Bank National Association West Side Flats Operations Center Attn: Lori Buckles 60 Livingston Avenue Mail Station – EP-MN-WS2N St. Paul, MN 55107-2292

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

The undersigned acknowledges that he or she has received the prospectus, dated [              ], 2011 (the “Prospectus”), of Berry Plastics Corporation, a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $800,000,000 aggregate principal amount of our 9.75% Second Priority Senior Secured Notes due 2021 that are registered under the Securities Act of 1933 (the “Exchange Notes”) for an equal principal amount of our 9.75% Second Priority Senior Secured Notes due 2021 (the “Outstanding Notes”) which were issued previously without registration under the Securities Act.  If you participate in the Exchange Offer, you will receive registered 9.75% Second Priority Senior Secured Notes due 2021 for your outstanding 9.75% Second Priority Senior Secured Notes due 2021 that are tendered properly for exchange.  Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.  Where the context requires, references herein to the Exchange Notes and the Outstanding Notes shall be deemed to be references to the associated guarantees (the terms of which are described in the indentures which govern both the Exchange Notes and Outstanding Notes).

For each of the Outstanding Notes accepted for exchange, the holder of such Outstanding Notes will receive a new note having a principal amount equal to that of the surrendered Outstanding Note.  The terms of the Exchange Notes are substantially identical to the terms of the Outstanding Notes, except that the transfer restrictions, registration rights and additional interest provisions relating to the Outstanding Notes will not apply to the Exchange Notes.

The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term Expiration Date shall mean the latest time and date to which the Exchange Offer is extended.  The Company will notify the registered holders of the Outstanding Notes of any extension promptly by oral or written notice thereof.

This Letter of Transmittal is to be completed by a holder of the Outstanding Notes either if certificates are to be forwarded herewith or if a tender of the Outstanding Notes is to be made by book-entry transfer to the account maintained by U.S. Bank National Association (the “Exchange Agent”) at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in The Exchange Offer section of the Prospectus.  Holders of the Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in The Exchange Offer-Guaranteed Delivery Procedures section of the Prospectus and Instruction 1 herein.  Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Outstanding Notes to which this Letter of Transmittal relates.  If the space provided below is inadequate, the numbers and principal amount of the Outstanding Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES

	1	2	3
Names and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Outstanding Notes Represented by Certificate	Principal Amount of Outstanding Notes Tendered**

Total
*	Need not be completed if the Outstanding Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Notes indicated in column 2. See Instruction 2.
The Outstanding Notes tendered must be in an integral multiple of $1,000 in principal amount, subject to a minimum denomination of $2,000.
See Instruction 1.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:                                                                             Transaction Code Number:

By crediting the Outstanding Notes to the Exchange Agent’s Account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an agent’s message to the Exchange Agent in which the holder of the Outstanding Notes acknowledges receipt of this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which guaranteed delivery:

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number:                                                                                                                                  Transaction Code Number:

☐   CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not participating in, and does not intend to participate in, a distribution of the Exchange Notes.  If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it:  (1) represents that the Outstanding Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making or other trading activities, (2) confirms that it has not entered into any arrangement or understanding with the issuer or an affiliate of the issuer to distribute the Exchange Notes and (3) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an underwriter within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Outstanding Notes indicated above.  Subject to, and effective upon, the acceptance for exchange of each of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and marketable title thereto, free and clear of all liens, charges, claims, encumbrances, adverse claims and restrictions of any kind.  The undersigned hereby further represents (i) that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) that neither the holder of such Outstanding Notes nor any such other person is participating in or intends to participate in a distribution of such Exchange Notes within the meaning of the federal securities laws, or has an arrangement or understanding with any person or entity to participate in any distribution of such Exchange Notes, (iii) that neither the holder of such Outstanding Notes nor any such other person is an affiliate, as defined in Rule 405 under the Securities Act, of the Company and (iv) that the undersigned is not acting on behalf of any person or entity who could not truthfully make the statements set forth in clauses (i), (ii) and (iii) above.

The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an affiliate of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business, and such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes.  However, the staff of the Commission has not considered this Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to this Exchange Offer as in other circumstances.  If a holder of Outstanding Notes is an affiliate of the Company, or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.  If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it:  (1) represents that the Outstanding Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making or other trading activities, (2) confirms that  it has not entered into any arrangement or understanding with the issuer or an affiliate of the issuer to distribute the Exchange Notes and (3) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an underwriter within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.  All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.  This tender may be withdrawn only in accordance with the procedures set forth in The Exchange Offer—Withdrawal Rights section of the Prospectus.

Unless otherwise indicated herein in the box entitled Special Issuance Instructions below, please deliver the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility.  Similarly, unless otherwise indicated under the box entitled Special Delivery Instructions below, please send the Exchange Notes to the undersigned at the address shown above in the box entitled Description of Outstanding Notes.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED DESCRIPTION OF OUTSTANDING NOTES ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates of Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above, or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Outstanding Notes to:

Name(s):

                                                            (Please Type or Print)

Address:

                                                            (Include Zip Code)

(Complete Enclosed Internal Revenue Service Form W-9 or appropriate Internal Revenue Service Form W-8)

Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility
Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates of Outstanding Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above, or to such person(s) at an address other than shown in the box entitled Description of Outstanding Notes on this Letter of Transmittal above.

Mail Exchange Notes and/or Outstanding Notes to:

Name(s):

                                                            (Please Type or Print)

Address:

                                                            (Include Zip Code)

IMPORTANT:  THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders)

(Complete enclosed Internal Revenue Service Form W-9 or appropriate Internal Revenue Service Form W-8 also)

x:			, 2011

x:			, 2011
	(Signatures of Registered Owner(s))	(Date)

Area Code and Telephone Number:

If a holder is tendering any Outstanding Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for such Outstanding Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith.  If a signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth your full title.  See Instruction 3.

Name(s):
                                                            (Please Type or Print)

Title:

Capacity:

Address:

                                                            (Include Zip Code)

SIGNATURE GUARANTEE

(If Required by Instruction 3)

Signature
Guaranteed
by an
Eligible
Institution:

                                                            (Please Type or Print)

                                                                        (Title)

                                                               (Name and Firm)

Date:                                , 2011

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.	Delivery of this Letter of Transmittal and Outstanding Notes; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in The Exchange Offer — Procedures for Tendering Outstanding Notes section of the Prospectus.  Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.  Outstanding Notes tendered hereby must be in integral multiple of $1,000 in principal amount, subject to a minimum denomination of $2,000.

Holders of Outstanding Notes whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in The Exchange Offer — Guaranteed Delivery Procedures section of the Prospectus.  Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificate or certificates representing the Outstanding Notes to be tendered in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution (as defined below) with the Exchange Agent, and (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate or certificates representing all tendered Outstanding Notes in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders.  Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service.  In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date.  No Letter of Transmittal or Outstanding Notes should be sent to the Company.  Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

See The Exchange Offer section of the Prospectus.

2.	Partial Tenders (not applicable to holders of Outstanding Notes who tender by book-entry transfer); Withdrawals.

If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the applicable box of boxes above entitled Description of Outstanding Notes — Principal Amount of Outstanding Notes Tendered, as the case may be.  A newly reissued certificate for the Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date.  All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.  To be effective with respect to the tender of Outstanding Notes, a notice of withdrawal must:  (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that it has accepted the tender of Outstanding Notes pursuant to the Exchange Offer; (ii) specify the name of the Outstanding Notes; (iii) contain a description of the Outstanding Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Outstanding Notes and the principal amount of Outstanding Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee).  The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of the notice of withdrawal.  If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes or otherwise comply with the Book-Entry Transfer Facility’s procedures.  All questions as to the validity of any notice of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3.	Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Outstanding Notes) of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required.  If, however, the Exchange Notes are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.  Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Outstanding Notes specified herein, then certificate(s) representing such Outstanding Notes must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name or names appear(s) on the Outstanding Notes.  If the Letter of Transmittal or any certificates of Outstanding Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signature(s) on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled Special Issuance Instructions or Special Delivery Instructions on this Letter of Transmittal or (ii) for the account of an Eligible Institution.  In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”).

4.	Special Issuance and Delivery Instructions.

Tendering holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal.  In the case of issuance in a different name, the employer identification or social security number of the person so named must also be indicated.  Holders tendering

Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon.  If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled Description of Outstanding Notes.

5.	Tax Identification Number.

Payments of principal and interest on a note are generally subject to backup withholding unless the holder provides the Company (as payor) or other payor with such holder’s correct taxpayer identification number (TIN) on the enclosed Internal Revenue Service Form W-9 or otherwise establishes a basis for exemption.  If such holder is an individual, the TIN is his or her social security number.  If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a penalty imposed by the Internal Revenue Service (IRS), and all payments that are made to such holder may be subject to backup withholding.

To prevent backup withholding on reportable payments of principal and interest by the Company (when acting as payor), each tendering holder of Outstanding Notes must provide its correct TIN by completing the enclosed Internal Revenue Service Form W-9, certifying that the TIN provided is correct, that the holder is a U.S. citizen or other U.S. person and that either (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.  Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  If the tendering holder of Outstanding Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other appropriate Form W-8.  These forms may be obtained from the Exchange Agent or on the web (www.irs.gov/formspubs/index.html).

For further information concerning backup withholding and instructions for completing Internal Revenue Service Form W-9 (including how to obtain a TIN if you do not have one and how to complete Internal Revenue Service Form W-9 if the Outstanding Notes are held in more than one name), consult the instructions on the enclosed Internal Revenue Service Form W-9.

Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in overpayment of taxes, a refund may be obtained from the IRS.

6.	Transfer Taxes.

Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith.  If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder.  If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

7.	Waiver of Conditions.

The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus.

   8. No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted.  All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

11.	Incorporation of Letter of Transmittal.

This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Outstanding Notes so tendered.

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.
Print or type See Specific Instructions on page 2.			Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax
classification (required):  ☐ Individual/sole proprietor   ☐  C Corporation   ☐ S Corporation   ☐ Partnership   ☐ Trust/estate

☐  Limited liability company.  Enter the tax classification (C=C corporation, S=S corporation, P=partnership) „----------------------------

☐  Other (see instructions) „
☐ Exempt payee
Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)
Part I			Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box.  The TIN provided must match the name given on the “Name” line to avoid backup withholding.  For individuals, this is your social security number (SSN).  However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3.  For other entities, it is your employer identification number (EIN).  If you do not have a number, see How to get a TIN on page 3.
Note.  If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.
Social security number

	-	-

Employer Identification number

-
Part II			Certification
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because:  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. citizen or other U.S. person (defined below).
Certification instructions.  You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.  For real estate transactions, item 2 does not apply.  For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN.  See the instructions on page 4.

Sign Here	Signature of U.S. person „ Date „

General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Purpose of Form
A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:
1.  Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2.  Certify that you are not subject to backup withholding, or
3.  Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note.  If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person.  For federal tax purposes, you are considered a U.S. person if you are:
•An individual who is a U.S. citizen or U.S. resident alien,
•     A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
•An estate (other than a foreign estate), or
•A domestic trust (as defined in Regulations section 301.7701-7).
Special rules for partnerships.  Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business.
Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United
States, provide Form W-9 to the partnership to establish your U.S.
status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:
•     The U.S. owner of a disregarded entity and not the entity,
•     The U.S. grantor or other owner of a grantor trust and not the trust,
and
•     The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person.  If you are a foreign person, do not use Form W-9.
Instead, use the appropriate Form W-8 (see Publication 515,
Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien.  Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income.  However, most tax treaties contain a provision known as a “saving clause.”  Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
1.  The treaty country.  Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2.  The treaty article addressing the income.
3.  The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4.  The type and amount of income that qualifies for the exemption from tax.
5.  Sufficient facts to justify the exemption from tax under the terms of the treaty article.
Example.  Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States.  Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years.  However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States.  A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form
W-9 a statement that includes the information described above to support that exemption.
If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
What is backup withholding?  Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments.  This is called “backup withholding.”  Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators.  Real estate transactions are not subject to backup withholding.
You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup
withholding if:
1.  You do not furnish your TIN to the requester,
2.  You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3.  The IRS tells the requester that you furnished an incorrect TIN,
4.  The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5.  You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding.
See the instructions below and the separate Instructions for the
Requester of Form W-9.
Also see Special rules for partnerships on page 1.
Updating Your Information
You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person.  For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt.  In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.
Penalties
Failure to furnish TIN.  If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
Specific Instructions
Name
If you are an individual, you must generally enter the name shown on your income tax return.  However, if you have changed your last name, for instance, due to marriage without informing the Social Security
Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.
Sole proprietor.  Enter your individual name as shown on your income tax return on the “Name” line.  You may enter your business, trade, or
“doing business as (DBA)” name on the “Business name/disregarded entity name” line.
Partnership, C Corporation, or S Corporation.  Enter the entity's name on the “Name” line and any business, trade, or “doing business as
(DBA) name” on the “Business name/disregarded entity name” line.
Disregarded entity.  Enter the owner's name on the “Name” line.  The name of the entity entered on the “Name” line should never be a disregarded entity.  The name on the “Name” line must be the name shown on the income tax return on which the income will be reported.
For example, if a foreign LLC that is treated as a disregarded entity for
U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the “Name” line.  If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes.  Enter the disregarded entity's name on the “Business name/disregarded entity name” line.  If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.
Note.  Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).
Limited Liability Company (LLC). If the person identified on the
“Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided.  If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership.  If you are an LLC that has filed a
Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for
C corporation or “S” for S corporation.  If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes.  If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities.  Enter your business name as shown on required federal tax documents on the “Name” line.  This name should match the name shown on the charter or other legal document creating the entity.  You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.
Exempt Payee
If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/
disregarded entity name,” sign and date the form.
Generally, individuals (including sole proprietors) are not exempt from backup withholding.  Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note.  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
The following payees are exempt from backup withholding:
1.  An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
2.  The United States or any of its agencies or instrumentalities,
3.  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
4.  A foreign government or any of its political subdivisions, agencies, or instrumentalities, or
5.  An international organization or any of its agencies or instrumentalities.
Other payees that may be exempt from backup withholding include:
6.  A corporation,
7.  A foreign central bank of issue,
8.  A dealer in securities or commodities required to register in the
United States, the District of Columbia, or a possession of the United States,
9.  A futures commission merchant registered with the Commodity Futures Trading Commission,
10.  A real estate investment trust,
11.  An entity registered at all times during the tax year under the Investment Company Act of 1940,
12.  A common trust fund operated by a bank under section 584(a),
13.  A financial institution,
14.  A middleman known in the investment community as a nominee or custodian, or
15.  A trust exempt from tax under section 664 or described in section
4947.
The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note. See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.
Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.
1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactionsExempt payees 1 through 5 and 7	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,0001	Generally, exempt payees 1 through 72
1 See Form 1099-MISC, Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records from Identity Theft
Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
To reduce your risk:
• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.
If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.
For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.
Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.
Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).
Visit IRS.gov to learn more about identity theft and how to reduce your risk.

What Name and Number To Give the Requester
For this type of account:	Give name and SSN of:
1. Individual 2.Two or more individuals (joint account)	The individual The actual owner of the account or, if combined funds, the first individual on the account 1
3.Custodian account of a minor (Uniform Gift to Minors Act)	The minor 2
4.a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee 1
b. So-called trust account that is not a legal or valid trust under state law	The actual owner 1
5.Sole proprietorship or disregarded entity owned by an individual	The owner 3
6.Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	Give name and EIN of:
7.Disregarded entity not owned by an individual	The owner
8.A valid trust, estate, or pension trust	Legal entity 4
9.Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.Partnership or multi-member LLC	The partnership
12.A broker or registered nominee	The broker or nominee
13.Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust
1List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2Circle the minor’s name and furnish the minor’s SSN.
3You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
4List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.
*Note. Grantor also must provide a Form W-9 to trustee of trust.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.